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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): NOVEMBER 26, 2002

                            SLM FUNDING CORPORATION
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2000-1,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2000-2,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2000-3,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2000-4,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2001-1,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2001-2,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2001-3,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2001-4,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2002-1,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2002-2,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2002-6, and
                                                  the SLM Student Loan Trust 2002-7

          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of Incorporation)                  333-97247                 Identification No.)
                                 (Commission File Numbers)

                           304 SOUTH MINNESOTA STREET
                                    SUITE 9
                           CARSON CITY, NEVADA 89706
                    (Address of principal executive offices)

                 Registrant's telephone number: (775) 884-4179

                                       1
                        Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

    Closing of SLM Student Loan Trust 2002-7.

    Effective as of November 26, 2002, SLM Funding Corporation ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Amended and Restated Trust Agreement dated as of November 26, 2002 which amended and restated the Trust Agreement dated
November 12, 2002 pursuant to which the SLM Student Loan Trust 2002-7 was formed
(the "Trust").

    On November 20, 2002, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing
Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated November 20, 2002, among SLM Funding, the Student Loan Marketing
Association ("Sallie Mae"), Credit Suisse First Boston Corporation and Salomon
Smith Barney, Inc. on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

    In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of November 26, 2002, by and among SLM Funding, Chase Manhattan Bank USA,
National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee, and The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of November 26, 2002, by and among the Trust, Sallie Mae and the Eligible Lender
Trustee; (e) the Purchase Agreement dated as of November 26, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the
Administration Agreement Supplement, dated as of November 26, 2002, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P.
(the "Servicer"), SLM Funding and the Indenture Trustee, (g) the Servicing
Agreement, dated as of November 26, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee, (h) the
Schedule to the ISDA Master Agreement, dated as of November 20, 2002, between the Trust and Credit Suisse First Boston International (the "Swap
Counterparty"), and (i) the Confirmation, dated as of November 20, 2002, between the Trust and the Swap Counterparty.

    On November 26, 2002, the Trust issued $1,995,670,000 of its Student
Loan-Backed Notes.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

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
  1.1    Underwriting Agreement relating to the Student Loan-Backed
         Notes, dated November 20, 2002, by and among SLM Funding,
         Sallie Mae and the Underwriters.

  1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated November 20, 2002, by and among SLM Funding, Sallie
         Mae and the Underwriters.

  4.1    Amended and Restated Trust Agreement, dated as of
         November 26, 2002, by and between SLM Funding and Eligible
         Lender Trustee.

  4.2 Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender
         Trustee.

  4.3 Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee and the Indenture
         Trustee.

 99.1 Purchase Agreement, dated as of November 26, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and
         Sallie Mae.

 99.2 Sale Agreement, dated as of November 26, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee, the
         Eligible Lender Trustee and the Trust.

 99.3    Administration Agreement Supplement, dated as of
         November 26, 2002, by and among the Trust, Sallie Mae, SLM
         Funding, the Eligible Lender Trustee, the Servicer and the
         Indenture Trustee.

 99.4 Servicing Agreement, dated as of November 26, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible
         Lender Trustee and the Indenture Trustee.

 99.5 Schedule to the ISDA Master Agreement, dated as of November 20, 2002, between the Trust and the Swap
         Counterparty.

 99.6 Confirmation, dated as of November 20, 2002, between the Trust and the Swap Counterparty.

                                       3
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2002                                SLM FUNDING CORPORATION

                                                       By: /s/ J. LANCE FRANKE
                                                           ------------------------------------------
                                                           Name: J. Lance Franke
                                                           Title: CHIEF FINANCIAL OFFICER

                                       4
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                                INDEX TO EXHIBIT

EXHIBIT
NUMBER                                            EXHIBIT
-------                 ------------------------------------------------------------
         1.1            Underwriting Agreement relating to the Student Loan-Backed
                        Notes, dated November 20, 2002, by and among SLM Funding,
                        Sallie Mae and the Underwriters.

         1.2            Pricing Agreement relating to the Student Loan-Backed Notes, dated November 20, 2002, by and among SLM Funding, Sallie
                        Mae and the Underwriters.

         4.1            Amended and Restated Trust Agreement, dated as of
                        November 26, 2002, by and between SLM Funding and Eligible
                        Lender Trustee.

         4.2 Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender
                        Trustee.

         4.3 Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee and the Indenture
                        Trustee.

        99.1 Purchase Agreement, dated as of November 26, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and
                        Sallie Mae.

        99.2            Sale Agreement, dated as of November 26, 2002, by and among
                        SLM Funding, the Interim Eligible Lender Trustee, the
                        Eligible Lender Trustee and the Trust.

        99.3            Administration Agreement Supplement, dated as of
                        November 26, 2002, by and among the Trust, Sallie Mae, SLM
                        Funding, the Eligible Lender Trustee, the Servicer and the
                        Indenture Trustee.

        99.4 Servicing Agreement, dated as of November 26, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible
                        Lender Trustee and the Indenture Trustee.

        99.5 Schedule to the ISDA Master Agreement, dated as of November 20, 2002, between the Trust and the Swap
                        Counterparty.

        99.6 Confirmation, dated as of November 20, 2002, between the Trust and the Swap Counterparty.

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